
                                 NSAR ITEM 77O

                                VKAC Utility Fund
                               10f-3 Transactions

UNDERWRITING#      UNDERWRITING                   PURCHASED                  AMOUNT OF SHARES      % OF              DATE OF
                                                  FROM                       PURCHASED             UNDERWRITING      PURCHASE


         1         China Telecom Limited          Goldman Sachs              112,0000              0.086%            10/16/97
         2         France Telecom                 Merrill Lynch               20,000               0.009%            10/17/97
         3         Telestra Corp., Ltd.           First Boston                11.700               0.006%            11/17/97
         4         El Paso Energy Capital Trust   Donaldson, Luftkin          41,750               0.696%            03/12/98
                                                  & Jenrette


Other Firms participating in Underwriting

UNDERWRITING FOR #1

Goldman, Sachs & Co.
China International Capital Corporation
Morgan Stanley & Co., Inc.
Bear, Stearns & Co., Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Merrill Lynch, Inc.
Credit Suisse First Boston
Prudential Securities Inc.
RBC Dominion Securities Corp.
Salomon Brothers Inc.
Smith Barney, Inc.

UNDERWRITING FOR #2


Merrill Lynch & Co.
Lehman Brothers
Paribas
Deutsche Morgan Grenfell
Lazard Freres & Co. LLC
Saolmon Brothers Inc.

UNDERWRITING FOR #3

Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Macquarie Underwriting Limited
ABN AMRO Chicago Corporation
Were Stockbroking Limited
Merrill Lynch, Inc.
Salomon Brothers Inc.
Deutsche Morgan Grenfell Inc.
UNDERWRITING FOR #3 (CON'T)

J.P. Morgan Securities Inc.
Morgan Stanley &Co., Inc.
Ord Minnett Inc.
CIBC Wood Grundy Securities Corp.
RBC Dominion Securities Inc.
Bear, Stearns & Co.
Smith Barney Inc.



                                 NSAR ITEM 770
                       VKAC Great American Companies Fund
                               10f-3 Transactions

UNDERWRITING #    UNDERWRITING              PURCHASED FROM    AMOUNT OF SHARES        % OF              DATE OF
                                                              PURCHASED               UNDERWRITING      PURCHASE


         1        Republic Services Inc.    Merrill Lynch      315,300                0.618%            06/30/98


Other Firms participating in Underwriting:

UNDERWRITING FOR #1
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Deutsche Bank Securities Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Allen & Company Incorporated
ABN AMRO Incorporated
BT Alex.Brown Incorporated
BancAmerica Robertson Stephens
Bear, Stearns & Co. Inc.
Blaylock &Partners, LP
Chatfield Dean & Company
CIBC Oppenheimer Corp.
Cleary Gull Reiland & McDevitt Inc.
First Analysis Securities Corporation
Fox-Pitt, Kelton Inc.
Furman Selz LLC
Gabelli & Company. Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. ^ncorporated
NationsBanc Montgomery Securities LLC
Neuberger & Berman, LLC
PaineWebber Incorporated
Raymond James & Associates, Inc.
Smith Barney Inc.
Utendahl Capital Partners, LP
Wheat First Securities


                                 NSAR ITEM 770
                                VKAC Growth Fund
                               10f-3 Transactions

UNDERWRITING#     UNDERWRITING                     PURCHASED FROM           AMOUNT OF SHARES      % OF              DATE OF
                                                                              PURCHASED        UNDERWRITING         PURCHASE


      1           Peritus Software Services, Inc.   Montgomery Securities       11,000            0.314%             07/01/97
      2           Monarch Dental                    Hambrecht & Quist            4,700            0.171%             07/18/97
      3           Galileo International, Inc.       Merrill Lynch               10,000            0.031%             07/24/97
      4           CMP Media, Inc.                   Goldman Sachs               40,000            0.800%             07/24/97
      5           CMP Media Inc.                    Furman Selz                    500            0.010%             07/24/97
      6           Galileo Technology                Alex Brown                  12,000            0.436%             07/29/97
      7           Ocular Sciences                   Cowen & Co.                 10,000            0.139%             08/04/97
      8           Ocular Sciences                   Bear Stearns                10,000            0.139%             08/04/97
      9           QAD, Inc.                         Smith Barney                46,300            0.805%             08/05/97
     10           E-Trade                           Robertson, Stephens          5,000            0.062%             08/20/97
     11           J.D. Edwards & Co.                Robertson Stephens           1,500            0.009%             09/23/97
     12           J.D. Edwards & Co                 Furman Selz                    500            0.003%             09/23/97
     13           J.D. Edwards & Co                 Deutsche Morgan Grenfell    17,500            0.111%             09/23/97
     14           Avis Rent A Car, Inc.             Bear Stearns                 6,000            0.031%             09/23/97
     15           U.S.A. Floral Products, Inc.      Robertson, Stephens          3,100            0.062%             10/09/97
     16           U.S.A. Floral Products, Inc.      Smith Barney                 3,750            0.075%             10/09/97
     17           U.S.A. Floral Products, Inc.      Furman Selz                    300            0.006%             10/09/97
     18           Concord Communications, Inc.      Montgomery Securities       16,300            0.562%             10/15/97
     19           Drill-Quip                        Donaldson, Lufkin &          2,500            0.050%             10/22/97
                                                    Jenrette
     20           Drill-Quip                        Simmons & Co.                1,000            0.020%             10/22/97
     21           U.S. Web                          Hambrecht & Quist           75,000            1.500%             12/05/97
     22           Broadcom Corporation              Deutsche Morgan Grenfell     2,000            0.057%             04/16/98
     23           DA Consulting Group, Inc.         William Blair                2,800            0.117%             04/24/98
     24           Mobius                            Wasserstein                  7,100            0.215%             04/27/98
     25           Aspec Technology, Inc.            Hambrecht & Quist           15,000            0.250%             04/28/98
     26           Ziff-Davis, Inc.                  Merrill Lynch               11,500            0.045%             04/28/98
     27           United Road Services, Inc.        Donaldson, Lufkin &        110,000            1.667%             05/01/98
                                                    Jenrette
     28           Young & Rubicam Inc.              Donaldson, Lufkin &         80,000            0.482%             05/12/98
                                                    Jenrette
     29           Professional Detailing, Inc.      Hambrecht & Quist            8,800            0.314%             05/19/98
     30           Capstar Broadcasting Corp.        First Boston                26,300            0.085%             05/26/98


Other Firms participating in Underwriting:

UNDERWRITING FOR #1

Montgomery Securities
Wessels, Arnold & Henderson LLC
H.C, Wainwright & Co., Ijnc.
Alex, Brown & Sons Incorporated
Cowen & Co.
Donaldson, Lufkin & Jenrette Securities Corporation
J.P. Morgan Securities Inc.
Morgan Stanley & Co., Incorporated
Oppenheimer & Co., Inc.
Punk, Ziegel & Knoell, L.P.
Adams, Harkness, & Hill, Inc.
Cruttenden Roth Incorporated
First  Albany Corporation
Furman Selz LLC
Hampshire Securities Corporation
Hanifen, Imhoff Inc.

UNDERWRITING FOR #2

Hambrecht & Quist LLC
Montgomery Securities
Salomon Brothers Inc.
Bear Stearns & Co. Inc.
Alex, Brown & Sons Incorporated
Donaldson, Lufkin & Jenrette Securities Corporation
Goldman, Sachs & Co.
Morgan Stanley & Co., Incorporated
Robertson, Stephens & Company LLC
Charles Schwab & Co., Inc.
Smith Barney Inc,
Allen & Comapany Incorporated
Robert W. Baird & Co. Incorporated
J.C. Bradford & Co.
Cleary Gull Reiland & McDevitt Inc.
Equitable Securities Corporation
EVEREN  Securities, Inc.
First Southwest Company
Fox-Pitt, Kelton Inc.
Mesirow Financial Inc.
Pacific Growth Equities, Inc.
The Robinson-Humphrey Company, Inc.


UNDERWRITING FOR #3 & 6

Morgan Stanley & Co., Inc.
Lehman Brothers Inc.
Merrill Lynch, Inc.
J.P. Morgan Securities Inc.
SBC Warburg Inc.
ABN AMRO Chicago Corporation
Advest, Inc.
Bear, Stearns & Co. Inc.
Charsworth Securities LLC
Dominick & Dominick, Inc.
A.G. Edwards & Sons, Inc.
EVEREN  Securities, Inc.
First of Michigan Corporation
Furman Selz LLC
Goldman, Sachs & Co.
Guzman & Company
Janney Montgomery Scott Inc.
Edward D. Jones & Co.
Lazard Freres & Co. LLC
Legg Mason Wood Walker, Ijnc.
McDonald & Company Securities, Inc.
Needham & Company, Inc.
Nesbitt Burns Securities Inc.
Ormes Captial Markets, Inc.
Paribas Corporation
Ragen MacKenzie Incorporated
Rauscher Pierce Refsnes, Inc.
Raymond James & Associates, Inc.
RBC Dominion Securities Inc.
Robertson, Stephens & Company LLC
The Robinson-Humphrey Company Inc.
Scott & Stringfellow, Inc.
Societe Generale Securities Corporation
Sutro & Co. Incorporated
Wheat, First Securities, Inc.

UNDERWRITING FOR #4 & 5

Goldman, Sachs & Co.
Lazard Freres & Co. LLC
Bear, Stearns & Co. Inc.
Furman Selz LLC
Alex, Brown & Sons Incorporated
Deitscche Morgan Grenfell Inc.
Donaldson, Lufkin & Jenrette Securities
A.G. Edwards & Sons, Inc.
Morgan Stanley & Co., Incorporated
Wasserstein Perella Securities, Inc.
William Blair & Company LLC
Cowen & Company
Legg Mason Wood Walker Incorporated
Raymond James & Associates, Inc.
Roney & Co., LLC
Utendahl Captial Partners, L.P.

UNDERWRITING FOR #7 & 8

Morgan Stanley & Co., Inc.
Bear, Stearns & Co. Inc.
Cowen & Company
Sanford C. Bernstein & Co., Inc.
Alex, Brown & Sons Incorporated
Deutsche Morgan Grenfell Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Gerard Klauer Mattision & Co., LLC
Goldman, Sachs & Co.
Edward D. Jones & Co., LP
John G. Kinnard and Company, Inc.
McDonald & Company Securities, Inc.
Merrill Lynch, Inc.
Needham & Company Securities, Inc.
Oppenheimer & Co., Inc.
Smith Barney Inc.
Van Kasper & Company

UNDERWRITING FOR #9

Smith Barney Inc.
Cowen & Company
Robertson, Stephens & Company LLC
Dakin Securities Corporation
Deutsche Morgan Grenfell Inc.
Houlihan, Lokey, Howard & Zukin Captial, LP
Lehman Brothers, Inc.
Merrill Lynch, Inc.
Montgomery Securities
J.P. Morgan Securities Inc.
Morgan Stanley & Co., Inc.
Needham & Company, Inc.
Pacific Growth Equities, Inc.
Punk, Ziegel & Company, LP
The Robinson-Humphrey Company, Inc.
Salomon Brothers Inc.
SoundView Financial Group, Inc.
Unterberg Harris
Wessels, Arnold & Henderson, LLC

UNDERWRITING FOR #10

Robertson, Stephens & Company LLC
Hambrecht & Quist LLC
Deutsche Morgan Grenfell Inc.
Montgomery Securities
E*Trade Securities, Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co., Inc.
Oppenheimer & Co., Inc.
Piper Jaffrey Inc.
Raymond James & Associates, Inc.
Wessels, Arnold & Henderson

UNDERWRITING FOR #11, 12 &13

Morgan Stanley & Co., Incorporated
Deutsche Morgan Grenfell Inc.
Robertson, Stephens & Company LLC
William Blair & Company LLC
Cowen & Company
Dain Bosworth Incorporated
A.G. Edwards & Sons, Inc.
Furman Selz LLC
Goldman, Sachs & Co.
Hanifen, Imhoff Inc.
Merrill Lynch, Inc.
Montgomery Securities
Piper Jaffray Inc.
Soundview Financial Group Inc.
UBS Securities LLC

UNDERWRITING FOR #14

Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
Lehman Brothers, Inc.
Montgomery Securities
Robertson, Stephens & Company LLC
Blaylock & Partners, L.P.
Chase Securities Inc.
ABN AMRO Chicago Corporation
BT Alex, Brown Inc.
Cowen & Company
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Furman Selz LLC
Lazard Freres & Co. LLC
Merrill Lynch, Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & Co., Inc.
Salomon Brothers Inc.
Smith Barney Inc.
Arnhold and S. Bleichroeder, Inc.
Gaines, Berland Inc.
McDonald & Company Securities, Inc.
Ormes Captial Markets, Inc.
Raymond James & Associates, Inc.
Sturdivant & Co., Inc.

UNDERWRITING FOR #15, 16 &17

Morgan Stanley & Co., Inc.
BancAmerica Robertson Stephens
Smith Barney Inc.
Advest, Inc.
J.C. Bradford & Co.
Blackford Securities Corp.
BT Alex, Brown Incorporated
Friedman, Billing, Ramsey & Co., Inc.
Furman Selz LLC
Janney Montgomery Scott Inc.
Edward D. Jones & Co., Inc.
Oppenheimer & Co., Inc.
Sands Brothers & Co., Ltd.

UNDERWRITING FOR #18

NationsBanc Montgomery Securities, Inc.
BancAmerica Robertson Stephens
Wessels, Arnold & Henderson, LLC
BT Alex, Brown Inc.
Bear, Stearns & Co. Inc.
Cowne & Company
Credit Suisse First Boston Corp.
Hambrecht & Quist LLC
Morgan Stanley & Co. Incorporated
Prudential Securities Inc.
Adams, Harkness & Hill Inc.
Cruttenden Roth Ijncorporated
First Albany Corporation
Hampshire Securities Corp.
SoundView Financial Group
Tucker Anthony Incorporated
Volpe Brown Whelan & Company, LLC
H.C. Wainwright & Co., Inc.

UNDERWRITING FOR #19 & 20

Morgan Stanley & Co., Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Howard, Weil, Labouisse, Friedrichs Inc.
Morgan Keegan & Company, Inc.
Simmons & Company

UNDERWRITING FOR #21

Hambrecht & Quist LLLC
Donaldson, Lufkin & Jenrette Securities Corporation
Wessels, Arnold & Henderson, LLC
First Albany Corp.
BancAmerica Robertson Stephens
BT Alex, Brown Inc.
Charles Schwab & Co., Inc.
Cruttenden Roth Inc.
Pacific Growth Equities, Inc.
Raymond James & Associates, Inc.
SoundView Financial Group, Inc.
Sutro & Company Inc.
Van Kasper & Company

UNDERWRITING FOR #22

Morgan Stanley & Co., Incorporated
BT Alex, Brown Inc.
Hambrecht & Quist LLLC
Dain Rauscher Incorporated
A.G. Edwards & Sons, Inc.
Edwards D. Jones & Co., L.P.
Ladenburg Thalmann & Co., Inc.
NationsBanc Montgomery Securities, Inc.
Needham & Company, Inc.
Brad Peery Inc.
Wedbush Morgan Securities

UNDERWRITING FOR #24

Goldman, Sachs & Co.
NationsBanc Montgomery Securities, Inc.
BancAmerica Robertson Stephens
CIBC Oppenheimer Corp.
Merrill Lynch, Pierce, Fenner & Smith, Incorporated
Cowen & Company
First Albany Corporation
Kaufman Bros., L.P.
SoundView Financial Group, Inc.

UNDERWRITING FOR #25

Merrill Lynch, Pierce, Fenner & Smith, Incorporated
CIBC Oppenheimer Corp.
Incorporated
Cowen & Company
Donaldson, Lufkin & Jenrette Securities Corporation
Furman Selz LLC
NationsBanc Montgomery Securities, Inc.
Morgan Stanley Dean Witter
Charles Schwab & Co., Inc.
Adams Harkness & Hill, Inc.
Dain Rauscher Wessels
First Albany Corporation
McDonald & Company Securities, Inc.
Needham & Co. Inc.
Raymond James & Associaties Inc.
SoundView Financial Group, Inc.
Sutro & Company Inc.

UNDERWRITING FOR #26

Morgan Stanley & Co., Incorporated
Goldman, Sachs & Co.
Donaldson, Lufkin & Jenrette Securities Corporation
BT Alex, Brown Incorporated
A.G. Edwards & Sons, Inc.
Furman Selz LLC
Hambrecht & Quist LLC
Lazard Freres & Co. LLC
Smith Barney Inc.
Wasserstein Perella Securities, Inc.
Blaylock & Partners, L.P.
Chatsworth Securities LLC
Cowen & Company
Dominick & Dominick, Incorporated
First of Michigan Corporation
Gabelli & Company, Inc.
Janney Montgomery Scott Inc.
Edward D. Jones & Co., L.P.
McDonald & company Securities, Inc.
Needham & Company, Inc.
The Nikko Securities Co.
Nomura Securities International, Inc.
Muriel Siebert & Co., Inc.
Stephens Inc.
Utendahl Capital Partners, L.P.
The Williams Capital Group, L.P.

UNDERWRITING FOR #27

Credit Suisse First Boston Corporation
BancAmerica Robertson Stephens
Bear, Stearns & Co., Inc.
BT Alex, Brown Incorporated
A.G. Edwards & Sons, Inc.
Furman Selz LLC
Lehamn Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith, Incorporated
Morgan Stanley & Co., Incorporated
SBC Warburg Dillon Read Inc.
Salomon Smith Barney
William Blair & Company, LLC
J.C. Bradford & Co.
First Albany Corporation
Gerard Klauer Mattison & Co.
Johnston, Lemon & Co. Incorporated
C.L. King & Associates, Inc.
Ladenburg Thalmann & Co. Inc.
Pennsylvania Merchant Group
The Robinson-Humphrey Company, LLC
Roney & Co., LLC
Sanders Morris Mundy
Stephens Inc.

UNDERWRITING FOR #28

Bear, Stearns & Co., Inc.
Furman Selz LLC
Goldman, Sachs & Co.
Smith Barney Inc.
ABN AMRO Chicago Corporation
Allen & Company Incorporated
CIBC Oppenheimer Corp.
Credit Suisse First Boston Corporation
A.G. Edwards & Sons, Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
Morgan Stanley & Co., Incorporate
NationsBanc Montgomery Securities, Inc.
PaineWebber Incorporated
Prudential Securities Incorporated
SBC Warburg Dillon Read Inc.
Sands Brothers & Co., Ltd.
Advest, Inc.
Robert W. Baird & Co. Incorporated
George K. Baum & Company
William Blair & Company, LLC
J.C. Bradford & Co.
Burnham Securities Inc.
Chatsworth Securities, LLC
Gabelli & Company, Inc.
Gerard Klauer Mattison & Co., LLC
GS2Securities, Inc.
Hanifen, Imhoff Inc.
Hoak Breedlove Wesneski & Co.
Janney Montgomery Scott Inc.
Johnston, Lemon & Co., Incorporated
Edward D. Jones & Co., LP
C.L. King & Associates, Inc.
Ladenburg Thalmann & Co., LP
Needham & Company, Inc.
Ormes Captial Markets, Inc.
Parker/Hunter Incorporated
Pennsylvania Merchant Group
Roney & Co. LLC
Ryan, Beck & Co.
Sanders Morris Mundy
Stifel, Nicolaus & Company , Incorporated
Sutro & Co. Incorporated
Tucker Anthony Incorporated
C.E. Unterberg, Towbin

UNDERWRITING FOR #29

Morgan Stanley & Co., Incorporated
William Blair & Company LLC
Cowen & Company
Credit Suisse First Boston Corporatioin
Dominick & Dominick, Incorporation
A.G. Edwards & Sons, Inc.
Interstate/Johnson Lane Corporation
Janney Montgomery Scott Inc.
Edward D. Jones & Co., L.P.
Morgan Keegan & Company, Inc.
Pennsylvania Merchant Group LTD
Piper Jaffray Inc.
Redwine & Company, Inc.
Smith Barney Inc.
C.E. Unterberg, Towbin
Vector Securities International, Inc.

UNDERWRITING FOR #30

BT Alex. Brown Incorporated
Morgan Stanley & Co., Incorporated
Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
NationsBanc Montgomery Securities LLC
Smith Barney Inc.


                                  NSAR ITEM 770

                              VKAC Prospector Fund
                               10f-3 Transactions

UNDERWRITING#     UNDERWRITING              PURCHASED         AMOUNT OF SHARES     % OF             DATE OF
                                            FROM                 PURCHASED       UNDERWRITING       PURCHASE


         1         Avis Rent A Car           Bear St  eams          100            0.001%           9/23/97
         2         Endesa                    Merrill Lynch          300            0.001%           10/21/97
         3         St. Joe Corporation       Robert W. Baird        700            0.006%           02/10/98
         4         Alstom                    ABN AMRO               600            0.001%           06/22/98
         5         Rhodia ADS                Bear Stearns           100            0.001%           06/25/98


Other Firms participating in Underwriting

UNDERWRITING FOR #1

Bear, Stearns & Co., Inc.
Goldman, Sachs & Co.
Lehman Brothers
Montgomery Securities
Robertson, Stephens & Company LLC
Blaylock & Partners, L.P.
Chase Securities Inc.
ABN AMRO Chicago Corporation
BT Alex, Brown Inc.
Cowen & Company
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Furman Selz LLC
Lazard Freres & Co. LLC
Merrill Lynch, Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & Co., Inc.
Salomon Brothers Inc.
Smith Barney, Inc.
Arnhold and S. Bleichroeder, Inc.
Gaines, Berland Inc.
McDonald & Comapny Securities, Inc.
Ormes Captial Markets, Inc.
Raymond James & Associates, Inc.
Sturdivant & Co., Inc.


UNDERWRITING FOR #2
Merrill Lynch & Co.
Morgan Stanley & Co., Inc.
Bear, Stearns & Co., Inc.
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
PaineWebber Incorporated
Salomon Brothers Inc.
Santaneder Investment Securities Inc.
BBV LatInvest Securities Inc.
A.G. Edwards & Sons, Inc.
J.P. Morgan Securities Inc.
Prudential Securities Incorporated
Schroder & Co., Inc.
CIBC Wood Gundy Securities Inc.
Robert W. Baird & Co. Incorporated
EVEREN Securities, Inc.
Janney Montgomery Scott Inc.
Edward D. Jones & Co., L.P.
Legg Mason Wood Walker, Inc.
McDonald & Company Securities, Inc.
Piper Jaffray Inc.
Wheat, First Securities, Inc.

UNDERWRITING FOR #3


Morgan Stanley & Co. Incorporated
Donaldson, Lufkin & Jenrette Securities Corporation
BT Alex, Brown Incorporated
A.G. Edwards & Sons, Inc.
Janney Montgomery Scott Inc.
Edward D. Jones & Co., L.P.
Laidlaw Global Securities
Legg Mason Wood Walker, Incorporated
Prudential Securities Incorporated
Smith Barney Inc.
Value Investment Partners, Inc.
Wasserstein Perella Securities, Inc.

UNDERWRITING FOR #4

Goldman Sachs Internation
Societe Generale
Morgan Stanley & Co. International Limited
Banque Nationale de Paris
Credit Agricole Indosuez
HSBC Investment Bank plc
Swiss Bank Corporation
ABN AMRO Rothschild
Banca Commerciale Italiana Spa
Cazenove & Co.
CDC Marches
Credit Lyonnais Securities
Deutesche Bank AG London
Generale Bank
Lehman Brothers Internaitional (Europe)
Merrill Lynch International

UNDERWRITING FOR #5

Swiss Bank Corporation, acting through its division, SBC Warburg Dillon Read Morgan Stanley & Co. Incorporated
Donaldson, Lufkin & Jenrette Interational
BT Alex, Brown International
Credit Suisse First Boston (Europe) Limited
Goldman Sacks International
Paribas
Credit Agricole Indosuez
Banque Nationale de Paris
Credit Lyonnais
Credit Commercial de France
ABN AMRO Rothschild
Dresdner Kleinwort Benson
Nomura International pic
Societe Generale


                                  NSAR ITEM 770

                                 VKAC Value Fund
                               10f-3 Transactions

UNDERWRITING #        UNDERWRITING                       PURCHASED             AMOUNT OF SHARES       % OF            DATE OF
                                                           FROM                  PURCHASED           UNDERWRITING     PURCHASE


1                     Friede Goldman                   Jefferies & Co.              100                0.002%          07/21/97
                      International Inc.
2                     Eagle Geophysical, Inc.          Prudential Securities      2,800                0.048%          08/05/98
3                     Capstar Broadcasting Corp.       Salomon Smith                300                0.001%          05/26/98
                                                       Barney
4                     Rhodia ADS                       Bear Stearns                 100                0.001%          06/25/98


Other Firms participating in Underwriting

UNDERWRITING FOR #1

Bear, Stearns & Co., Inc.
Johnson Rice & Company LLC
Alex, Brown & Sons Incorporated
Credit Lyonnaise Securities Inc.
Credit Suisse First Boston Corporation
Deutsche Morgan Grenfell Inc.
Donaldson, Lufkin & Jenrette Securities Corp.
A.G. Edwards & Sons, Inc.
Goldman Sachs & Co.
Lazard Freres & Co. LLC
Lehman Brothers Inc.
Merrill Lynch, Inc.
Morgan Stanley & Co., Inc.
Oppenheimer & Co., Inc.
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Brothers Inc.
Schroder Wertheim & Co. Incorporated
Smith Barney Inc.
Fahnestock & Co., Inc.
First Albany Corporation
First of Michigan Corporation
Legg Masonb Wood Walker Inc.
Morgan Keegan & Company, Inc.
Petrie Parkman & Co.
Rauscher Pierce Refsnes, Inc.
Raymond James & Associated, Inc.
The Robinson-Humphrey Company, Inc.

UNDERWRITING FOR #2

Prudential Securities Incorporated
Simmons & Company International Bear, Stearns & Co., Inc.
Alex, Brown & Sons Incorporated
Credit Suisse First Boston Corporation
Dillon, Read & Co., Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
A.G. Edwards & Sons, Inc.
Goldman, Sachs & Co.
Howard, Weil, Labouisse, Friedrichs Incorporated
Jefferies & Company, Inc.
Lehman Brothers Inc.
Merrill Lynch, Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & Co., Inc.
Oppenheimer & Co., Inc.
PaineWebber Incorporated
Salomon Brothers Inc.
Smith Barney Inc.
J.C. Bradford & Co.
Crowell, Weedon & Co.
Fahnestock & Co., Inc.
First Albany Corporation
Furman Selz LLC
McDonald & Company Securities, Inc.
Morgan Keegan & Company, Inc.
Petrie Parkman & Co.
Principal Financial Securities, Inc.
Rauscher Pierce Refsnes, Inc.
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, Inc.
Sutro & Co. Incorporated
Tucker Anthony Incorporated
George K. Baum & Company
Burnham Securities Inc.
Hanifen, Imhoff Inc.
Harris Webb & Garrison Inc.
Hoak Breedlove Wesneski & Co.
Edward D. Jones & Co., LP
Robotti & Company Inc.
Rodmkan & Renshaw, Inc.
The Seidler Companies Incorporated
Southcoast Capital Corporation
Southwest Securities, Inc.
Van Kasper & Company
The Williams Capital Group, LP

UNDERWRITING FOR #3

BT Alex Brown Incorporated
Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
NationsBanc Montgomery Securities LLC
Smith Barney Inc.

UNDERWRITING FOR #4
Swiss Bank Corporation, acting through its division, SBC Warburg Dillon Read Morgan Stanley & Co. Incorporated
Donaldson, Lufkin & Jenrette International
BT Alex Brown International
Credit Suisse First Boston (Europe) Limited
Goldman Sachs International
Paribas
Credit Agricole Indosuez
Banque Nationale de Paris
Credit Lyonnaise
Credit Commercial de France
ABN AMRO Rothschild
Dresdner Kleinwort Benson
Normura International plc
Societe Generale


                                  NSAR ITEM 770

                           VKAC Aggressive Growth Fund
                               10f-3 Transactions

UNDERWRITING  UNDERWRITING                                            PURCHASED           AMOUNT OF SHARES   % OF         DATE OF
     #                                                                FROM                   PURCHASED     UNDERWRITING   PURCHASE


      1      Peritus Software Services, Inc.                          Montgomery              19,000        0.543%       07/01/97
                                                                      Securities
      2      Monarch Dental                                           Hjambrecht & Quist       7,800        0.284%       07/18/97
      3      Friede Goldman International Inc. Jefferies & Co.                                59,900        0.284%       07/21/97
      4      Galileo Technology                                       Alex Brown              18,000        0.655%       07/29/97
      5      Galileo Technology                                       Furman Selz                100        0.004%       07/29/97
      6      QAD, Inc.                                                Smith Barney            78,700        1.368%       08/05/97
      7      The Children's Place                                     Montgomery               5,000        0.125%       09/18/97
                                                                      Securities
      8      J.D. Edwards and Co.                                     Robertson, Stephens     36,000        0.228%       09/23/97
      9      Allied Waste Industries, Inc.                            Goldman Sachs           10,000        0.062%       09/24/97
     10      UTI Energy Corp.                                         Prudential Securities   20,000        0.338%       09/30/97
     11      U.S.A. Floral Products, Inc.                             Robertson, Stephens     13,150        0.263%       10/09/97
     12      Concord Communications, Inc.                             Montgomery              23,700        0.817%       10/15/97
                                                                      Securities
     13      Concord Communications, Inc.                             Robertson, Stephens      5,000        0.172%       10/15/97
     14      Concord Communications, Inc.                             Wessels, Arnold &        1,000        0.034%       10/15/97
                                                                      Henderson
     15      Jones Apparel Group                                      Merrill Lynch            5,000        0.111%       10/16/97
     16      American Disposal Services, Inc.                         Oppenheimer & Co.       35,000        0.583%       10/22/97
     17      Drill-Quip                                               Donaldson, Lufkin &      6,500        0.130%       10/22/97
                                                                      Jenrette
     18      AmeriPath                                                Donaldson, Lufkin &     25,000        0.446%       10/22/97
                                                                      Jenrette
     19      Grey Wolf, Inc.                                          First Boston           125,000        0.500%       10/29/97
     20      IRI International Corporation                            Lehman Brothers         75,000        0.625%       11/13/97
     21      Jacor Communications, Inc.                               Donaldson, Lufkin &      6,200        0.136%       02/03/98
                                                                      Jenrette
     22      Univision Communications                                 Donaldson, Lufkin &     10,600        0.050%       02/10/98
                                                                      Jenrette
     23      Natraceutical International Corp. Donaldson, Lufkin &                            30,000        0.901%       02/20/98
                                                                      Jenrette
     24      Freedom Securities Corp.                                 Donaldson, Lufkin &     27,500        0.372%       04/02/98
                                                                      Jenrette
     25      Cavanaughs Hospitality Corp.                             Oppenheimer             50,000        0.966%       04/03/98
     26      Twinlab Corporation                                      Bear Steams             12,200        0.153%       04/07/98
     27      Broadcom Corporation                                     Deutshe Morgan           4,000        0.114%       04/16/98
                                                                      Grenfell
     28      DA Consulting Group, Inc.                                William Blair            5,200        0.217%       04/24/98
     29      Mobius                                                   Goldman Sachs           13,200        0.400%       04/27/98
     30      HA-LO Industries, Inc.                                   First Boston            20,000        0.364%       05/13/98
     31      Professional Detailling, Inc.                            William Blair           16,200        0.579%       05/19/98
     32      Cal Dive International Inc.                              Rayjmond James          25,000        1.003%       05/21/98



Other Firms participating in Underwriting

UNDERWRITING FOR #1

Montgomery Securities
Wessels, Arnold & Henderson LLC
H.C. Wainwright & Co., Inc.
Alex, Brown & Sons Incorporated
Cowen & Co.
Donaldson, Lufkin & Jenrette Securities Corporation
J.P. Morgan Securities Inc.
Punk, Ziegel & Knoell, L.P.
Adams, Harkness, & Hill, Inc.
Cruttenden Roth Incorporated
First Albany Corporation
Furman Selz LLC
Hampshire Securities Corporation
Hanifen, Imhoff Inc.


UNDERWRITING FOR #2

Hambrecht & Quest LLC
Montgomery Securities
Salomon Brothers Inc.
Bear, Stearns & Co., Inc.
Alex, Brown & Sons Incorporated
Donaldson, Lufkin & Jenrette Securities Corporation
Goldman, Sachs & Co.
Morgan Stantly & Co., Incorporation
Piper Jaffray Inc.
Prudential Securities Incorporated
Robertson, Stephens & Company LLC
Charles Schwab & Co., Inc.
Smith Barney Inc.
Allen & Company Incorporated
J.C. Bradford & Co.
Cleary Gull Reiland & McDevitt Inc.
Equitable Securities Corporation
EVEREN Securities, Inc.
First Southwest Company
Fox-Pitt, Kelton Inc.
Mesirow Financial Inc.
Pacific Growth Equities, Inc.
The Robinson-Humphrey Company, Inc.

UNDERWRITING FOR #3

Bear, Stearns & Co., Inc.
Johnson Rice & Company LLC
Alex, Brown & Sons Incorporated
Credit Lyonnaise Securities Inc.
Credit Suisse First Boston Corporation
Deutsche Morgan Grenfell Inc.
Donaldson, Lufkin & Jenrette Securities Corp.
A.G. Edwards & Sons, Inc.
Goldman, Sachs & Co.
Lazard Freres & Co. LLC
Lehman Brothers Inc.
Merrill Lynch, Inc.
Morgan Stanley & Co., Inc.
Oppenheimer & Co., Inc.
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Brothers Inc.
Schroder Wertheim & Co. Incorporated
Smith Barney Inc.
Fahnestock & Co., Inc.
First Albany Corporation
First of Michigan Corporation
Legg Mason Wood Walker Inc.
Morgan Keegan & Company, Inc.
Petrie Parkman & Co.
Rauscher Pierce Refsnes Inc.
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, Inc.

UNDERWRITING FOR #4 & 5

Morgan Stanley & Co., Inc.
Lehman Brothers Inc.
Merrill Lynch, Inc.
J.P. Morgan Securities Inc.
SBC Warburg Inc.
ABN AMRO Chicago Corporation
Advest, Inc.
Bear, Stearns & Co., Inc.
Charsworth Securities LLC
Dominick & Dominick, Inc.
A.G. Edwards & Sons, Inc.
EVEREN Secutirites, Inc.
First of Michigan Corporation
Furman Selz Llc
Goldman, Sachs & Co.
Guzman & Company
Janney Montgomery Scott Inc.
Edwards D. Jones & Co.
Lazard Freres & Co. LLC
Legg Mason Wood Walker Inc.
McDonald & Company Securities, Inc.
Needham & Company
Nesbitt Burns Securities
Ormes Captial Markets, Inc.
Paribas Corporation
Ragen MacKenzie Incorporated
Rauscher Pierce Refsnes, Inc.
Raymond James & Associates, Inc.
RBC Dominion Securities Inc.
Robertson, Stephens & Company LLC
The Robinson-Humphrey Company Inc.
Scott & Stringfellow, Inc.
Societe Generale Securities Corporation
Sutro & Co. Incorporated
Wheat, First Securities, Inc.

UNDERWRITING FOR #6

Smith Barney Inc.
Cowen & Company
Robertson, Stephens & Company LLC
Dakin Securities Corporation
Deutsche Morgan Grenfell Inc.
Houlihan, Lokey, Howard & Zukin Captial, LP
Lehman Brothers, Inc.
Merrill Lynch Inc.
Montgomery Securities
J.P. Morgan Securities Inc.
Morgan Stanley & Co., Inc.
Needham & Company, Inc.
Pacific Growth Equities, Inc.
Punk, Ziegel & Company, L.P.
The Robinson-Humphrey Company, Inc.
Salomon Brothers Inc.
SoundView Financial Group, Inc.
Unterberg Harris
Wessels, Arnold & Henderson, LLC


UNDERWRITING FOR #7

Montgomery Securities
Donaldson, Lufkin & Jenrette Securities Corp.
Smith Barney, Inc.
Legg Mason Wood Walker, Inc.
Bear, Stearns & Co., Inc.
William Blair & Company, LLC
BT Alex, Brown Incorporated
Deutsche Morgan Grenfell Inc.
SBC Warburg Dillion Read Inc.
A.G. Edwards & Sons, Inc.
Merrill Lynch, Inc.
Morgan Stanley & Co., Inc.
Oppenheimer & Co., Inc.
PaineWebber Incorporated
Dain Bosworth Inc.
Needham & Company, Inc.
Stephens Inc.
Cruttenden Roth Incorporated
Fahnestock & Co., Inc.
Gerard Klauer Mattison & Co., LLC
Hampshire Securities Corporation
Ladenburg, Thalmann & Co., Inc.
H.C. Wainwright & Co., Inc.

UNDERWRITING FOR #8

Morgan Stanley & Co., Incorporated
Deutsche Morgan Grenfell Inc.
Robertson, Stephens & Company LLC
William Blair & Company, LLC
Cowen & Company
Dain Bosworth Incorporated
A.G. Edwards & Sons, Inc.
Furman Selz LLC
Goldman, Sachs & Co.
Hanifen, Imhoff Inc.
Merrill Lynch, Inc.
Montgomery Securities
Piper Jaffray Inc.
SoundView Financial Group Inc.
UBS Securities LLC

UNDERWRITING FOR #9

Goldman, Sachs & Co.
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Merrill Lynch, Inc.
Morgan Stanley & Co., Inc.
Robert W. Baird & Co. Inc.
Bear, Stearns & Co., Inc.
Deutsche Morgan Grenfell Inc.
First Analysis Securities Corporation
Gruntal & Co. Inc.
Edward D. Jones & Co.
Oppenheimer & Co., Inc.
Raymond James & Associates, Inc.
Salomon Brothers Inc.
Smith Barney Inc.
Wasserstein Perella Securities Inc.

UNDERWRITING FOR #10

Prudential Securities Incorporated
Lehman Brothers, Inc.
Rauscher Pierce Refsnes, Inc.
Simmons & Company International
Bear, Stearns & Co., Inc.
BT Alex, Brown Incorporated
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Goldman, Sachs & Co.
Howard, Well, Labouisse, Friedrichs Incorporated
Jefferies & Company, Inc.
Lazard Freres & Co. LLC
Merrill Lynch Inc.
JP Morgan Securities Inc.
Morgan Stanley & Co. Inc.
Oppenheimer & Co., Inc.
PaineWebber Incorporated
Salomon Brothers Inc.
SBC Warburg Dillon Read Inc.
Schroder & Co., Inc.
Smith Barney Inc.
Advest, Inc.
Crowell, Weedon & Co.
Janney Montgomery Scott Inc.
McDonald & Company Securities, Inc.
Morgan Keegan & Company, Inc.
Petrie Parkman & Co.
Principal Financial Securities, Inc.
Sutro & Co., Incorporated
Tucker Anthony Incorporated
George K. Baum & Company
Brean Murray & Co., Inc.
First Southwest Company
Hoak  Breedlove Wesneski & Co.
Johnson Rice & Company LLC
Pennsylvania Merchant Group Ltd.
Southcoast Capital Corporation

UNDERWRITING FOR #11

Morgan Stanley & Co. Inc.
BancAmerica Robertson Stephens
Smith Barney Inc.
Advest, Inc.
J.C. Bradford & Co.
Blackford Securities Corp.
BT Alex, Brown Incorporated
Friedman, Billings, Ramsey & Co., Inc.
Furman Selz LLC
Janney Montgomery Scott Inc.
Edward D. Jones & Co., LP
Oppenheimer & Co., Inc.
Sands Brothers & Co., Ltd.


UNDERWRITING FOR #12, 13 & 14

NationsBanc Montgomery Securities, Inc.
BancAmerica Robertson Stephens
Wessels, Arnold & Henderson, LLC
BT Alex, Brown Inc.
Bear, Stearns & Co., Inc.
Cowne & Company
Credit Suisse First Boston Corp.
Hambrecht & Quist LLC
Morgan Stanley & Co. Incorporated
Prudential Securities Inc.
Adams, Harkness & Hill Inc.
Cruttenden Roth Incorporated
First Albany Corporation
Hampshire Securities Corp.
Soundview Financial Group
Tucker Anthony Incorporated
Volpe Brown Whelan & Company, LLC
H.C. Wainwright & Co., Inc.

UNDERWRITING FOR #15

Merrill Lynch, Inc.
Bear, Stearns & Co., Inc.
Goldman, Sachs & Co.
BancAmerica Robertson Stephens
Donaldson, Lufkin & Jenrette Securities Corp.
Lazard Freres & Co., LLC
J.P. Morgan Securities Inc.
Morgan Stanley & Co., Incorporated
Oppenheimer & Co., Inc.
SBC Warburg Dillon Read Inc.
The Buckingham Research Group Incorporated
Black & Company, Inc.
Morgan Keegan & Company, Inc.
Rodman & Reshaw, Inc.
Tucker Anthony Incorporated

UNDERWRITING FOR #16

Oppenheimer & Co. Inc.
Donaldson, Lufkin & Jenrette Securities Corp.
Credit Suisse First Boston Corporation
BT Alex, Brown Incorporated
Cowen & Company
Deutsche Morgan Grenfell Inc.
A.G. Edwards & Sons, Inc.
Goldman, Sachs & Co.
Lazard Freres & Co., LLC
Lehamn Brothers Inc.
Merrill Lynch, Inc.
Morgan Stanley & Co., Inc.
PaineWebber Incorporated
Prodential Securities Inc.
SBC Warburg Dillon Read Inc.
Schroder & Co., Inc.
Smith Barney Inc.
First Analysis Securities Corporation
GS2 Securities, Inc.
Pacific Growth Equities, Inc.
Robert W. Baird & Co., Inc.
William Blair & Company, LC
J.C. Bradford & Co.
Crowell, Weedon & Co.
Fahnestock & Co., Inc.
Furman Selz LLC
Gruntal & Co., LLC
Jefferies & Company
C.L. King & Associates, Inc.
Legg Mason Wood Walker, Inc.
McDonald & Company Securities, Inc.
Mortgan Keegan & Company, Inc.
PParker/Hunter Inc.
Rauscher Pierce Refsnes, Inc.
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, LLC
Sanders Morris Mundy Inc.
Tucker Anthony Incorporated Van Kasper & Company
H.G. Wellington & Co., Inc.
Wheat First Butcher Singer

UNDERWRITING FOR #17

Morgan Stanley & Co., Inc.
Donald, Lufkin & Jenrette Securities Corp.
Howard, Weil, Labouisse, Friedrichs Inc.
Morgan Keegan & Company, Inc.
Simmons & Company

UNDERWRITING FOR #18

Donaldson, Lufkin & Jenrette Securities Corporation
Morgan, Stanley & Co. Incorporated
Smith Barney Inc.
Piper Jaffray Inc.
BancAmerica Robertson Stephens
Bear, Stearns & Co., Inc.
BT Alex, Brown Incorporated
Cowen  & Company
A.G. Edwards & Sons, Inc.
Hambrecht & Quist LLC
Lehman Brothers Inc.
Merrill Lynch, Inc.
Advest, Inc.
D.A. Davidson & Co.
Fahnestock & Co., Inc.
Interstate/Johnson Lane Corporation
McDonald & Company Securities, Inc.
Needham & Company, Inc.
Parker/Hunter Incorporated
Principal Financial Securities, Inc.
Raymond James & Associates, Inc.
Redwine & Company Inc.
The Robinson-Humphrey Company, Inc.
Roney & Co., LLC
Scott & Stringfellow, Inc.
Loewenbaum & Company Incorporated
Southeast Research Partners, Inc.,
Tucker Anthony Incorporated

UNDERWRITING FOR #19

Credit Suisse First Boston Corporation
BT Alex, Brown Incorporated
Donaldson, Lufkin & Jenrette Securities Corporation
Howard, Weil, Labouisse, Friedrichs Incorporated
Johnson Rice & Company LLC
Gaines, Berland Inc.
Invemed Associated, Inc.
Jefferies & Company, Inc.
Lehman Brothers Inc.
Merit Capital Associates, Inc.
Merrill Lynch, Inc.
Morgan Keegan & Company, Inc.
Prime Charter Ltd .
Prudential Securities Inc.
Rauscher Pierce Refsnes, Inc.
Raymond James & Associates, Inc.
Salomon Brothers Inc.
Sanders Morris Mundy
Schroder & Co., Inc.
Charles Schwab * Co., Inc.
Simmons & Company International

UNDERWRITING FOR #20

Lehman Brothers Inc.
Howard, Weil, Labouisse, Fredrichs Incorporated
Prudential Securities Incorporated
Credit Lyonnais Securities (USA) Inc.
Bear, Stearns & Co., Inc.
CIBC Oppenheimer Corp.
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Goldman, Sachs & Co.
Merrill Lynch, Inc.
Morgan Stanley & Co., Inc.
Salomon Brothers Inc.
SBC Warburg Dillon Read Inc.
Schroder & Co.
Jefferies & Company, Inc.
Legg Mason Wood Walker Inc.
LoewenBaum & Company, Inc.
Petrie Parkman & Co., Inc.
Rascher Pierce Refsnes, Inc.
Raymond James & Associates, Inc.
Sanders Morris Mundy Inc.
Sands Brothers & Co., Ltd.
Simmons & Company International
Stephens Inc.

UNDERWRITING FOR #21

Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Salomon Smith Barney
Chase Securities Inc.
CIBC Oppenheimer Corp.
Dresdner Kleinwort Benson North America LLC
NationsBanc Mortgomery Securities LLC
Genesis Mer chant Group Securities
TD Securities Inc.

UNDERWRITING FOR #22

Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smoth Incorporated
Morgan Stanley & Co., Incorporated
BT Alex Brown Incorporated
NationsBanc Montgomery Securities LLC
Schroder & Co. Inc.
CIBC Oppenheimer Corp.
Deutsche Morgan Grenfell Inc.
Furman Selz LLC
Salomon Smith Barney
Arnhold and S. Bleichroeder, Inc.
Gabelli & Company, Inc.
Hoak Breedlove Wesneski & Co.
McDonald & Company Securities, Inc.
Tucker Anthony Incorporated
C.E. Unterberg, Towbin

UNDERWRITING FOR #23

Smith Barney Inc.
Bear, Stearns & Co., Inc.
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
NationBanc Montgomery Securities LLC
Paine Webber Incorporated
SBC Warburg Dillon Read Inc.
Adams, Harkness & Hill, Inc.
Crowell, Weedon & Co.
EVEREN Securities, Inc.
Fahnestock & Co., Inc.
Janney Montgomery Scott Inc.
Johnston, Lemon & Co. Incorporated
C.L. King & Associates, Inc.
Legg Mason Wood Walker, Incorporated
McDonald & Company Securities, Inc.
parker/Hunter Incorporated
Pennsylvania Merchant Group LTD
Piper Jaffray Inc.
Ragen Mackenzie Incorporated
Raymond James & Associates, Inc.
Roney & Co., LLC
Ryan, Beck & Co.
Sands Brothers & Co., Ltd.
Sutro & Co. Incorporated
Tucker Anthony Incorporated

UNDERWRITING FOR #24

Credit Suisse First Boston Corporation
Sutro & Co. Incorporated
Tucker Anthony Incorporated
BancAmerica Robertson Stephens
Bear, Stearns & Co. Inc.
CIBC Oppenheimer Corp.
Cowen & Company
Creidt Lyonnaise Securities Inc.
A.G. Edwards & Cons, Inc.
Furman Selz LLC
Goldman, Sachs & Co.
Hambrecht & Quist LLC
Lazard Freres & Co. LLC
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
J.P. Morgan Securities Inc.
NationsBanc Montgomery Securities LLC
PaineWebber Incorporated
Prudential Securities Incorporated
SBC Warburg Dillon Read Inc.
Salomon Smith Barney
Adams, Harkness & Hill, Inc.
Advest, Inc.
William Blair & Company, LLC
C.E. Unterberg, Towbin
Crowell, Weedon & Co.
Dain Rauscher Incorporated
D.A. Davidson & Co., Inc.
EVEREN Securities, Inc.
Friedman, Billings, Ramsey & Co., Inc.
Interstate/Johnson Lane Corporation
Janney Montgomery Scott Inc.
Jefferies & Company, Inc.
Ladenburg Thalmann & Co. Inc.
Legg Mason Wood Walker, Incorporated
McDonald & Company Securities, Inc.
Moors & Cabot, Inc.
Morgan Keegan & Company, Inc.
Parker/Hunter Incorporated
Pennsylvania Merchant Group
Piper jaffray Inc.
Raymond James & Associates, Inc.
Scott & Stringfellow, Inc.
Stifel, Nicolaus & Company, Incorporated
Van Kasper & Company
Wedbush Morgan Securities, Inc.

UNDERWRITING FOR #25

NationsBanc Montgomery Securities LLC
BT Alex.Brown Incorporated
A.G. Edwards & Sons, Inc.
Lehman Brothers Inc.
Morgan Stanley & Co. Incorproated
Salomon Brothers Inc.
Schroder & Co. Inc.
Brean Murray & Co., Inc.
Burnham Securities Inc.
Dain Rauscher Incorporated
D.A. Davidson & Co., Inc.
EVEREN Securities, Inc.
Edward D. Jones & Co., LP
Landerburg Thalmann & Co. Inc.
Piper Jaffray Inc.
Ragen Mackenzie Incorporated
Sands Brothers & Co., Ltd.

UNDERWRITING FOR #26

Donaldson, Lufkin & Jenrette Securities Corporation
Adams, Harkness & Hill, Inc.
Lehman Brothers Inc.
Smith Barney Inc.
BT Alex Brown Incorporated
Chase Securities Inc.
Cowen & Company
Credit Suisse First Boston Croporation
Bresdner Kleinwort Benson North America LLC
Furman Selz LLC
Hambrecht & Quist LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
NationsBanc Montgomery Securities LLC
PaineWebber Incorporated
Commonwealth Associated
Cabelli & Company Inc.
Gaines, Berland Inc.
Hanifen, Imhoff Inc.
HSBC Securities, Inc.
J.W. Charles Securities, Inc.
Parker/Hunter Incorporated
Piper Jaffray Inc.
Raymond James & Associates, Inc.
Tucker Anthony Incorporated

UNDERWRITING FOR #27

Morgan Stanley & Co. Incorporated
BT Alex.Brown Incorporated
Hambrecht & Quist LLC
Dain Rauscher Incorporated
A.G. Edwards & Sons, Inc.
Edward D. Jones & Co., L.P.
Ladenburg Thalmann & Co., Inc.
NationsBanc Montgomery Securities LLC
Needham & Company, Inc.
Brad Peery Inc.
Wedbush Morgan Securities

UNDERWRITING FOR #29

Goldman, Sachs & Co.
NationsBanc Montgomery Securities LLC
BancAmerica Robertson Stephens
CIBC Oppenheimer Corp.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Cowen & Company
First Albany Corporation
Kaufman Bros., L.P.
SoundView Financial Group, In c.

UNDERWRITING FOR #31

Morgan Stanley & Co. Incorporated
William Blair & Company LLC
Cowen & Company
Credit Suisse First Boston Corporation
Dominick & Dominick, Incorporated
A.G. Edwards & Sons, Inc.
Interstate/Johnson Lane Corporation
Janney Montgomery Sctt Inc.
Edward D. Jones & Co., L.P.
Morgan Keegan & Company, Inc.
Pennsylvania Merchant Group LTD
Piper Jaffray Inc.
Redwine & Company, Inc.
Smith Barney Inc.
C.E. Unterberg, Towbin
Vector Securities International, Inc.

UNDERWRITING FOR #32

Morgan Stanley & Co. Incorporated
Simmons & Company International
Garines, Berland Inc.
Jefferies & Company, Inc.
Sanders Morris Mundy Inc.
Van Kasper & Company